Loss per share	12 Months Ended
Dec. 31, 2020
Loss per share:
Loss per share:

12.Loss per share:

	Year ended	Year ended
	December 31,	December 31,
	2020	2019

Basic weighted average number of common shares outstanding	59,023,380	47,430,219

Basic and diluted loss per share	$(0.54)	$(0.55)

Excluded from the calculation of the diluted loss per share for the year ended December 31, 2020 is the impact of all stock options granted under the Stock Option Plan, as they would be anti-dilutive.

Excluded from the calculation of the diluted loss per share for the year ended December 31, 2019 is the impact of all stock options granted under the Stock Option Plan and broker warrants, as they would be anti-dilutive.

Stock options granted under the Stock Option Plan could potentially be dilutive in the future.